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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 28, 2007

ASIA PAYMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-30013	98-0204780
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

800 5th Avenue
Suite 4100
Seattle, WA 98104
(Address of principal executive offices and Zip Code)

(206) 447-1379
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE

On June 28, 2007, we are implementing our joint venture agreement previously announced in December 2006. Our joint venture agreement is with Interpay Co. Ltd., a Mongolian company, ("Interpay Mongolia"). Interpay Mongolia is a payment card company in Mongolia that issues and processes credit cards for Mongolian clients.

ITEM 9.01 EXHIBITS

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 28th day of June, 2007.

ASIA PAYMENT SYSTEMS, INC.

BY:	CHARLIE RODRIGUEZ
Charlie Rodriguez, Secretary